Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Annual Report of CHINA BIOPHARMA, INC. (the “Company”) on Form 10-KSB for the year ended December 31, 2007 as filed with the Securities and Exchange Commission on the date here of (the “report”), I, Chunhui Shu, Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated this 24th day of March, 2008.	By:	/s/ Chunhui Shu
Chunhui Shu
Chief Financial Officer